Pursuant to Rule 497(b)
Registration Nos. 333-103514
333-103727
333-103521
333-104198

TAX EXEMPT

SECURITIES TRUST

Intermediate Term Trust 64

National Trust 360

(Intermediate/Long Series)

Florida Trust 126

New Jersey Trust 168

UNIT INVESTMENT TRUSTS

The Tax Exempt Securities Trust is sponsored by Citigroup Global Markets Inc. and consists of four separate unit investment trusts: Intermediate Term Trust 64, National Trust 360 (Intermediate/Long Series), Florida Trust 126 and New Jersey Trust 168. The Intermediate Term Trust contains a fixed portfolio of intermediate-term municipal bonds, the National Trust (Intermediate/Long Series) contains a fixed portfolio of intermediate/long-term municipal bonds and the Florida and New Jersey Trusts each contain a fixed portfolio of long-term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2003

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST

INVESTMENT SUMMARY AS OF APRIL 30, 2003

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in the trusts are rated A or better by Standard & Poor’s, Moody’s or Fitch Ratings. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is also generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

•	Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer’s worsening financial condition or a drop in bond ratings.

•	The effective maturity of a long-term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

•	The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

•	The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

•	Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust’s termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price plus estimated organization costs per unit as of April 30, 2003, would have been $1,055.00 for the Intermediate Term Trust, $1,053.34 for the National Trust (Intermediate/Long Series), $1,064.44 for the Florida Trust and $1,066.61 for the New Jersey Trust.

During the initial public offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 3.70% (3.842% of the aggregate offering price of the bonds per unit) for the Intermediate Term Trust and National Trust (Intermediate/Long Series) and 4.70% (4.932% of the aggregate offering price of the bonds per unit) for the Florida and New Jersey Trusts.

•	adding a per unit amount sufficient to reimburse the Sponsor for organization costs.

After the initial offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 4.00% (4.167% of the aggregate bid price of the bonds per unit) for the Intermediate Term Trust and National Trust (Intermediate/Long Series) and 5.00% (5.263% of the aggregate bid price of the bonds per unit) for the Florida and New Jersey Trusts.

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption through the Trustee. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR INTERMEDIATE TERM TRUST 64

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	3.70%	$38.94
Reimbursement to Sponsor for Estimated Organization Costs	.238%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.113%	$1.15
Other Operating Expenses	.027%	$.27
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.165%	$1.67

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .165% and a 5% annual return on the investment throughout the periods	$386	$421	$460	$573

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NATIONAL TRUST 360 (INTERMEDIATE/LONG SERIES)

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	3.70%	$38.88
Reimbursement to Sponsor for Estimated Organization Costs	.238%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.117%	$1.19
Other Operating Expenses	.025%	$.25
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.167%	$1.69

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .167% and a 5% annual return on the investment throughout the periods	$386	$422	$461	$576

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR FLORIDA TRUST 126

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.91
Reimbursement to Sponsor for Estimated Organization Costs	.235%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.122%	$1.24
Other Operating Expenses	.017%	$.17
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.164%	$1.66

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .164% and a 5% annual return on the investment throughout the periods	$486	$520	$558	$670

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NEW JERSEY TRUST 168

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$50.01
Reimbursement to Sponsor for Estimated Organization Costs	.235%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.121%	$1.23
Other Operating Expenses	.028%	$.28
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.174%	$1.76

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .174% and a 5% annual return on the investment throughout the periods	$487	$523	$564	$682

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF APRIL 30, 2003 ♦

Sponsor

Citigroup Global Markets Inc.

Trustee

JPMorgan Chase Bank

Evaluator

Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc.

Date of Deposit and of Trust Agreement

April 30, 2003

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing  June 1, 2003.

Distribution Dates

The fifteenth day of each month, commencing  June 15, 2003.**

Evaluation Time

As of 1:00 p.m. on the Date of Deposit. Thereafter, as of 4:00 p.m. Eastern Time.

Evaluator’s Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor’s Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.

♦	The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
*	The actual date of termination of each Trust may be considerably earlier (see Part B, “Amendment and Termination of the Trust Agreement—Termination”).
**	The first monthly income distribution of $3.45 for the Intermediate Term Trust, $3.81 for the National Trust (Intermediate/Long Series), $4.24 for the Florida Trust and $4.15 for the New Jersey Trust will be made on June 15, 2003.
***	In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF APRIL 30, 2003

	Intermediate Term Trust 64	National Trust 360 (Intermediate/ Long Series)
Principal Amount of Bonds in Trust	$3,000,000	$3,000,000
Number of Units	3,000	3,000
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/3,000	1/3,000
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$1,500,000	$1,500,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$3,040,687	$3,035,883

Divided by Number of Units	$1,013.56	$1,011.96
Plus: Sales Charge (3.70% of the Public Offering Price)	$38.94	$38.88

Public Offering Price per Unit	$1,052.50	$1,050.84
Plus: Estimated Organization Costs	$2.50	$2.50
Plus: Accrued Interest*	$.66	$.73

Total	$1,055.66	$1,054.07

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$1,013.56	$1,011.96
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$1,008.56	$1,006.28

Difference Between per Unit Offering and Bid Prices of Bonds	$5.00	$5.68

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$41.75	$45.97
Less: Estimated Trustee’s Annual Fee***	$1.15	$1.19
Less: Other Estimated Annual Expenses	$.52	$.50

Estimated Net Annual Income per Unit	$40.08	$44.28

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$40.08	$44.28
Divided by 12	$3.34	$3.69
Accrued interest from the day after the Date of Deposit to the first record date**	$3.45	$3.81
First distribution per Unit	$3.45	$3.81
Daily Rate (360-day basis) of Income Accrual per Unit	$.1113	$.1230
Estimated Long-Term Return****	3.34%	3.86%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF APRIL 30, 2003

	Florida Trust 126	New Jersey Trust 168
Principal Amount of Bonds in Trust	$3,000,000	$2,500,000
Number of Units	3,000	2,500
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/3,000	1/2,500
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$1,500,000	$1,250,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$3,036,084	$2,535,251

Divided by Number of Units	$1,012.03	$1,014.10
Plus: Sales Charge (4.70% of the Public Offering Price)	$49.91	$50.01

Public Offering Price per Unit	$1,061.94	$1,064.11
Plus: Estimated Organization Costs	$2.50	$2.50
Plus: Accrued Interest*	$.82	$.80

Total	$1,065.26	$1,067.41

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$1,012.03	$1,014.10
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$1,005.03	$1,007.10

Difference Between per Unit Offering and Bid Prices of Bonds	$7.00	$7.00

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$50.98	$50.00
Less: Estimated Trustee’s Annual Fee***	$1.24	$1.23
Less: Other Estimated Annual Expenses	$.42	$.53

Estimated Net Annual Income per Unit	$49.32	$48.24

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$49.32	$48.24
Divided by 12	$4.11	$4.02
Accrued interest from the day after the Date of Deposit to the first record date**	$4.24	$4.15
First distribution per Unit	$4.24	$4.15
Daily Rate (360-day basis) of Income Accrual per Unit	$.1370	$.1340
Estimated Current Return based on Public Offering Price****	4.63%	4.52%
Estimated Long-Term Return****	4.45%	4.34%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF APRIL 30, 2003

	Intermediate Term Trust 64	National Trust 360 (Intermediate/ Long Series)
Number of municipal bonds (from 12 states for the Intermediate Term Trust and from 8 states for the National Trust (Intermediate/Long Series))	12	8
Number of bonds issued with “original issue discount”	5	5
Average life to maturity of the bonds in the Trust (in years)	9.8	14.5

	Percentages†	Percentages†
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)	0.0%	0.0%

General obligation bonds backed by the taxing power of state issuer	23.2%	22.2%
Bonds not supported by the issuer’s power to levy tax	76.8%	77.8%

The bonds derived their income from the following primary sources:
• educational facilities	25.3%*	16.9%
• hospital and health care facilities	21.9%	25.8%*
• housing facilities	21.4%	0.0%
• lease rental payments	8.2%	0.0%
• pollution control facilities	0.0%	9.9%
• tax allocation	0.0%	16.6%
• transportation facilities	0.0%	8.6%

The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	15.2%	30.8%
AA	9.7%	16.6%
A	50.1%	52.6%

Total	75.0%	100.0%

• Moody’s
A	25.0%	0.0%

Total	25.0%	0.0%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• ACA	21.6%	34.4%
• AMBAC	0.0%	9.9%
• FSA	6.8%	12.3%
• MBIA	0.0%	8.6%
• Radian	0.0%	16.6%

Total	28.4%	81.8%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF APRIL 30, 2003

	Florida Trust 126	New Jersey Trust 168
Number of municipal bonds (from Florida and Puerto Rico for the Florida Trust and from New Jersey and Puerto Rico for the New Jersey Trust)	8	9
Number of bonds issued with “original issue discount”	8	7
Average life to maturity of the bonds in the Trust (in years)	31.1	28.4

	Percentages†	Percentages†
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)	41.9%	13.1%

General obligation bonds backed by the taxing power of state issuer	0.0%	0.0%
Bonds not supported by the issuer’s power to levy tax	100.0%	100.0%

The bonds derived their income from the following primary sources:
• educational facilities	0.0%	21.4%
• hospital and health care facilities	25.2%*	24.4%
• power facilities	16.2%	0.0%
• public improvement facilities	0.0%	20.5%
• recreational facilities	8.5%	0.0%
• special tax	12.4%	0.0%
• transportation facilities	19.6%	24.2%
• various purpose facilities	0.0%	9.5%
• water and sewer facilities	18.1%	0.0%

The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	32.9%	43.3%
AA	12.4%	0.0%
A	31.5%	42.4%

Total	76.8%	85.7%

• Moody’s
Aa	9.9%	0.0%
A	13.3%	14.3%

Total	23.2%	14.3%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• AMBAC	0.0%	20.5%
• FGIC	0.0%	22.8%
• MBIA	32.9%	0.0%
• Radian	12.4%	0.0%

Total	45.3%	43.3%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.

UNDERWRITING

The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

	Units
	Intermediate Term Trust 64	National Trust 360 (Intermediate/ Long Series)	Florida Trust 126	New Jersey Trust 168
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	1,250	1,950	1,100	700

William R. Hough 100 Second Avenue, Suite 800 St. Petersburg, Florida 33701	500	500	500	500

SWS Securities 45 Broadway New York, New York 10006	500	—	500	500

Prudential Investment Management Services, LLC 100 Mulberry Street, Gateway Center 3 Newark, New Jersey 07102	500	300	300	300

Pershing Trading Company, L.P. 1 Pershing Plaza Jersey City, New Jersey 07399	250	250	500	250

Fahnestock & Co. Inc. 125 Broad Street, 15th Floor New York, New York 10004	—	—	—	250

CIBC Oppenheimer Corp. 425 Lexington Avenue, 3rd Floor New York, New York 10017	—	—	100	—

Total	3,000	3,000	3,000	2,500

INDEPENDENT AUDITORS’ REPORT

To the Sponsor, Trustee and Unit Holders of

Tax Exempt Securities Trust, Intermediate Term Trust 64, National Trust 360 (Intermediate/Long Series), Florida Trust 126 and New Jersey Trust 168:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 64, National Trust 360 (Intermediate/Long Series), Florida Trust 126 and New Jersey Trust 168 as of April 30, 2003. These financial statements are the responsibility of the Sponsor (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on April 30, 2003, and other appropriate auditing procedures for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 64, National Trust 360 (Intermediate/Long Series), Florida Trust 126 and New Jersey Trust 168 as of April 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 30, 2003

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, APRIL 30, 2003

	TRUST PROPERTY
	Intermediate Term Trust 64	National Trust 360 (Intermediate/ Long Series)
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$3,040,687	$3,035,883
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	13,543	29,632
Cash (3)	7,500	7,500

Total	$3,061,730	$3,073,015

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$13,543	$29,632
Reimbursement to Sponsor for Organization Costs (3)	7,500	7,500

	21,043	37,132

Interest of Unit Holders:
Units of fractional undivided interest outstanding (Intermediate Term Trust 64: 3,000; National Trust 360 (Intermediate/Long Series): 3,000)
Cost to investors (4)	3,165,000	3,160,020
Less—Gross underwriting commission (5)	116,813	116,637
Less—Organization Costs (3)	7,500	7,500

Net amount applicable to investors	3,040,687	3,035,883

Total	$3,061,730	$3,073,015

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on April 30, 2003, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $15,000,000 which was deposited with the Trustee for the purchase of $11,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $11,647,905 plus $86,754 representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 3,000 Units of the Intermediate Term Trust and 3,000 Units of the National Trust (Intermediate/Long Series), on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 3.70% computed on 3,000 Units of the Intermediate Term Trust and 3,000 Units of the National Trust (Intermediate/Long Series), on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization costs) and accruals reflected in each Trust’s financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, APRIL 30, 2003

	TRUST PROPERTY
	Florida Trust 126	New Jersey Trust 168
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$3,036,084	$2,535,251
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	20,919	22,660
Cash (3)	7,500	6,250

Total	$3,064,503	$2,564,161

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$20,919	$22,660
Reimbursement to Sponsor for Organization Costs (3)	7,500	6,250

	28,419	28,910

Interest of Unit Holders:
Units of fractional undivided interest outstanding (Florida Trust 126: 3,000; New Jersey Trust 168: 2,500)
Cost to investors (4)	3,193,320	2,666,525
Less—Gross underwriting commission (5)	149,736	125,024
Less—Organization Costs (3)	7,500	6,250

Net amount applicable to investors	3,036,084	2,535,251

Total	$3,064,503	$2,564,161

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on April 30, 2003, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $15,000,000 which was deposited with the Trustee for the purchase of $11,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $11,647,905 plus $86,754 representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 3,000 Units of the Florida Trust and 2,500 Units of the New Jersey Trust on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 4.70% computed on 3,000 Units of the Florida Trust and 2,500 Units of the New Jersey Trust on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books and records. The Sponsor is responsible for preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America based upon the books and records provided by the Trustee. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 64—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$250,000	Choctaw County, Alabama, School Warrants, General Obligation Bonds, ACA Insured, 4.70% Due 3/1/2017	A	3/1/13 @ 102 SF 3/1/13 @ 100	$256,848	4.400%	$11,750

2.	200,000	California State General Obligation Bonds, 4.10% Due 2/1/2013	A	—	201,592	4.000	8,200

3.	200,000	Colorado Technology Center, Metropolitan District, General Obligation Bonds, ACA Insured, 4.00% Due 12/1/2012	A	—	201,582	3.900	8,000

4.	270,000	Hawaii State Department of Budget & Finance Special Purpose Revenue Bonds, Kaiser Permanente Hospitals, 5.10% Due 3/1/2014	A	3/1/09 @ 101	281,005	4.450	13,770

5.	250,000	Sedgwick County, Kansas, Unified School District No. 259 Wichita, General Obligation Bonds, FSA Insured, 2.50% Due 10/1/2017	AAA	10/1/12 @ 100	206,775	4.100	6,250

6.	175,000	Florence, Kentucky, Housing Facilities Revenue Bonds, Bluegrass Retirement Housing Foundation, ACA Insured, 5.75% Due 8/15/2009	A	—	197,053	3.500	10,063

7.	250,000	City of Bismarck, North Dakota, Lodging and Restaurant Tax Revenue Refundng Bonds, 3.75% Due 12/1/2011	A3*	12/1/08 @ 100	249,085	3.800	9,375

8.	500,000	Ohio State Higher Educational Facilities Revenue Bonds, Ohio Northern University Project, 4.00% Due 5/1/2012	A2*	—	511,395	3.700	20,000

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 64—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

9.	$255,000	Utah Housing Corporation, Single Family Mortgage Revenue Bonds, 3.40% Due 7/1/2011	AAA	—	$255,898	3.350%	$8,670

10.	200,000	Virginia State Housing Development Authority Revenue Bonds, 3.40% Due 1/1/2011	AA+	—	199,324	3.450	6,800

11.	100,000	Snohomish County, Washington, General Obligation Bonds, 3.125% Due 12/1/2011	AA	—	96,516	3.600	3,125

12.	350,000	University of Wisconsin Hospital & Clinics Authority Revenue Bonds, 5.50% Due 4/1/2013	A	—	383,614	4.300	19,250

	$3,000,000				$3,040,687		$125,253

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 360 (INTERMEDIATE/LONG SERIES)—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$500,000	Choctaw County, Alabama, School Warrants, General Obligation Bonds, ACA Insured, 4.70% Due 3/1/2017	A	3/1/13 @ 102 SF 3/1/13 @ 100	$513,695	4.400%	$23,500

2.	220,000	Maricopa County, Arizona, Industrial Development Authority, Health Facilities Revenue Bonds, Catholic Healthcare, ACA Insured, 5.00% Due 7/1/2016	A	7/1/08 @ 101 SF 7/1/07 @ 100	228,824	4.300	11,000

3.	300,000	Colorado Technology Center, Metropolitan District, General Obligation Bonds, ACA Insured, 4.30% Due 12/1/2017	A	12/1/13 @ 100 SF 12/1/14 @ 100	301,257	4.250	12,900

4.	230,000	City of Chicago, Illinois, Midway Airport Revenue Bonds, MBIA Insured, 5.50% Due 1/1/2016	AAA	—	261,559	4.100	12,650

5.	300,000	Indiana State Development Finance Authority, Pollution Control Revenue Bonds, South Indiana Gas & Electric, AMBAC Insured, 4.50% Due 3/1/2020	AAA	3/1/06 @ 100	299,703	4.508	13,500

6.	450,000	Sedgwick County, Kansas, Unified School District No. 259 Wichita, General Obligation Bonds, FSA Insured, 2.50% Due 10/1/2017	AAA	10/1/12 @ 100	372,195	4.100	11,250

7.	500,000	Health Care Facilities Authority of Sayre, Pennsylvania, Revenue Bonds, Guthrie Health Issue, 6.25% Due 12/1/2018	A–	12/1/11 @ 101	555,695	4.750	31,250

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 360 (INTERMEDIATE/LONG SERIES)—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$500,000	Southwest Houston, Texas, Redevelopment Authority, Tax Increment Bonds, Radian Insured, 4.375% Due 9/1/2017	AA	3/1/13 @ 100	$502,955	4.300%	$21,875

	$3,000,000				$3,035,883		$137,925

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

FLORIDA TRUST 126—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$350,000	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Radian Insured, 5.625% Due 5/1/2032	AA	5/1/12 @ 102 SF 5/1/23 @ 100	$377,566	4.700%	$19,688

2.	250,000	Fort Lauderdale, Florida, Water & Sewer Revenue Bonds, MBIA Insured, 4.625% Due 9/1/2028	AAA	3/1/13 @ 100 SF 3/1/26 @ 100	249,060	4.650	11,562

3.	300,000	JEA, Florida, Water & Sewer System Revenue Bonds, 4.80% Due 10/1/2032	Aa3*	10/1/07 @ 100 SF 10/1/23 @ 100	299,706	4.806	14,400

4.	395,000	Pinellas County, Florida, Health Facilities Authority, Health System Revenue Bonds, Baycare Health System, 5.50% Due 11/15/2033	A1*	5/15/13 @ 100 SF 11/15/30 @ 100	402,619	5.250	21,725

5.	500,000	Port St. Lucie, Florida, Utility Revenue Bonds, MBIA Insured, 4.50% Due 9/1/2031	AAA	9/1/13 @ 100	492,100	4.600	22,500

6.	355,000	South Lake County, Florida, Hospital District Revenue Bonds, South Lake Hospital Inc., 5.80% Due 10/1/2034	A–	10/1/09 @ 101 SF 10/1/24 @ 100	363,570	5.400	20,590

7.	250,000	Village Center Community Development District, Florida, Recreational Revenue Bonds, MBIA Insured, 5.00% Due 11/1/2032	AAA	11/1/13 @ 101 SF 11/1/26 @ 100	256,605	4.700	12,500

8.	600,000	Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds, 5.00% Due 7/1/2042	A	7/1/13 @ 100 SF 7/1/34 @ 100	594,858	5.050	30,000

	$3,000,000				$3,036,084		$152,965

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

NEW JERSEY TRUST 168—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$235,000	New Jersey Economic Development Authority Revenue Bonds, Department of Human Services Pooled, 5.20% Due 7/1/2032	A	7/1/12 @ 100 SF 7/1/23 @ 100	$241,890	4.800%	$12,220

2.	500,000	New Jersey Economic Development Authority Revenue Bonds, Municipal Rehabilitation Revenue Bonds, AMBAC Insured, 5.00% Due 4/1/2028	AAA	4/1/13 @ 100 SF 4/1/25 @ 100	519,810	4.500	25,000

3.	240,000	New Jersey Educational Facilities Authority Revenue Bonds, Stevens Institution of Technology Revenue Bonds, 5.25% Due 7/1/2032	A–	7/1/13 @ 100 SF 7/1/23 @ 100	246,648	4.900	12,600

4.	100,000	New Jersey Health Care Facilities, Financing Authority Revenue Bonds, Burdette Tomlin Memorial Hospital, 5.50% Due 7/1/2029	A2*	7/1/09 @ 101 SF 7/1/20 @ 100	102,369	5.100	5,500

5.	250,000	New Jersey Health Care Facilities, Financing Authority, Health System Revenue Bonds, Catholic Health East Issue, 5.375% Due 11/15/2033	A	11/15/12 @ 100 SF 11/15/24 @ 100	255,137	5.100	13,437

6.	250,000	New Jersey Health Care Facilities, Financing Authority Revenue Bonds, Kennedy Health System, 5.625% Due 7/1/2031	A3*	7/1/11 @ 100 SF 7/1/22 @ 100	260,355	5.000	14,063

7.	300,000	Watchung Hills, New Jersey, Regional High School District, FGIC Insured, 4.375% Due 1/15/2028	AAA	1/15/13 @ 100	295,305	4.480	13,125

TAX EXEMPT SECURITIES TRUST

NEW JERSEY TRUST 168—PORTFOLIO OF SECURITIES

AS OF APRIL 30, 2003

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$290,000	The Port Authority of New York and New Jersey, Consolidated Bonds, FGIC Insured, 4.25% Due 10/1/2026	AAA	11/1/05 @ 101 SF 10/1/19 @ 100	$281,608	4.450%	$12,325

9.	335,000	Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds, 5.00% Due 7/1/2042	A	7/1/13 @ 100 SF 7/1/34 @ 100	332,129	5.050	16,750

	$2,500,000				$2,535,251		$125,020

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)	For a description of the meaning of the applicable rating symbols as published by Standard & Poor’s Ratings Group, a division of McGraw-Hill Companies, Inc., Moody’s Investors Service(*) and Fitch Ratings(**), see Part B, “Bond Ratings.”

(2)	There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. “SF” indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, “Tax Exempt Securities Trust—Risk Factors.”

(3)	Contracts to purchase Bonds were entered into during the period March 7, 2003, through April 30, 2003, with settlement dates on or before May 13, 2003. The Profit to the Sponsor on Deposit totals $22,260 for the Intermediate Term Trust, $30,918 for the National Trust (Intermediate/Long Series), $38,793 for the Florida Trust and $24,995 for the New Jersey Trust.

(4)	Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, “Public Offering—Offering Price” and “Rights of Unit Holders—Redemption of Units.”) Yield on Date of Deposit was computed on the basis of offering prices on the Date of Deposit. On April 30, 2003, the aggregate bid price of the Bonds was $3,025,687 for the Intermediate Term Trust, $3,018,833 for the National Trust (Intermediate/Long Series), $3,015,084 for the Florida Trust and $2,517,751 for the New Jersey Trust.

PROSPECTUS—Part B:

Note that Part B of this Prospectus may not be

distributed unless accompanied by Part A.

TAX EXEMPT SECURITIES TRUST

The Trusts

For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the “Holder”) avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the “Trust Agreement”), of Citigroup Global Markets Inc., as Sponsor, JPMorgan Chase Bank, as Trustee, and Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a “State Trust”) and each National or Intermediate Term Trust is referred to herein as the “Trust” and together they are referred to as “Trusts.” On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the “Bonds”) and/or Units of preceding Series of Tax Exempt Securities Trust (the “Deposited Units”). The Bonds and Deposited Units (if any) are referred to herein collectively as the “Securities.” After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the “Certificates”) representing the units (the “Units”) comprising the entire ownership of each Trust. These Units are now being offered pursuant to this Prospectus. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust’s objectives will be achieved.

Portfolio

The Sponsor’s investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

•	whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

•	for an uninsured Trust, whether the Bonds were rated “A” or better by a major bond rating agency;

•	for an insured Trust, whether the Bonds were rated “AAA” or its equivalent by a major bond rating agency;

•	the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

•	the diversity of the types of Bonds; and

•	the cost of the Bonds relative to what the Sponsor believes is their value.

An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the

Date of Deposit. A National Trust (Intermediate/Long Series) will have a dollar-weighted average portfolio maturity of more than eleven years but no more than fifteen years from the Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust’s Units. The bond ratings assigned by major rating organizations are an indication of the issuer’s ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See “Taxes” herein.

“When Issued” and “Delayed Delivery” Bonds

Certain Bonds in a Trust may have been purchased by the Sponsor on a “when issued” basis. Bonds purchased on a “when issued” basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed (“delayed delivery”) or may not occur. The effect of a Trust containing “delayed delivery” or “when issued” Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such “when issued” or “delayed delivery” Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the “Summary of Essential Information” in Part A.

Redemption or Sale Prior to Maturity

Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. The Bonds may also be subject to special or extraordinary call provisions. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See “Taxes” herein.

Failure of a Contract to Purchase Bonds

In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the “Replacement Bonds”) for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

•	be a tax-exempt bond;

•	have a fixed maturity or disposition date comparable to the Bond it replaces;

•	be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

•	be purchased within twenty days after delivery of notice of the failed contracts;

•	for an uninsured Trust, be rated in a category of A or better by a major rating organization; and

•	for an insured Trust, be rated AAA or its equivalent by a major rating organization.

Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. The two principal classifications of Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The principal and interest on revenue bonds are payable from the income of specific projects or authorities, such as hospital facilities or transit authorities, and generally are not supported by the issuer’s taxing power. In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (“industrial development revenue bonds”). A Trust is considered to be “concentrated” in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. The Trust may also include “moral obligation” bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco Settlement Revenue Bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco Settlement Revenue Bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During the fiscal year 2001 (July 2000 through June 2001), approximately 88% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 54% of Puerto Rico’s imports. In fiscal year 2001, Puerto Rico experienced a $17.8 billion positive merchandise trade balance.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Gross product increased from $32.3 billion in fiscal 1997 ($31.4 billion in 1996 prices) to $44.2 billion in fiscal 2001 ($35.3 billion in 1996 prices). This represents an increase of 36.7% from fiscal 1997 to 2001 (12.6% in 1996 prices). The Planning Board’s gross product forecast for fiscal 2002, made in March 2002, projected an increase of 0.3% for fiscal 2002 and an increase of 2.7% for fiscal 2003. The performance of the economy during the fiscal 2002 was affected primarily by the performance of the United States economy, the level of transfer payments, and the level of oil prices and interest rates.

Preliminary Revenues and Expenditures for Fiscal Year 2002 and Approved Budget for Fiscal Year 2003. For the fiscal year ended June 30, 2002, preliminary General Fund revenues were $7.50 billion, which is $540 million or 7.8% higher than General Fund revenues during fiscal year 2001, and $37 million higher than originally budgeted revenues for this period.

Expenditures for the 2002 fiscal year, on the other hand, are estimated to be $7.64 billion, which is $140 million or 1.9% higher than the $7.50 billion estimated revised budget for the fiscal year, which revised budget is based on preliminary General Fund revenues for the fiscal year. The Commonwealth expects to cover these additional expenditures with $120 million of reserve funds from the Commonwealth’s Budgetary Fund and with $20 million of unused funds from certain agencies that have operating surpluses.

The approved budget for fiscal year 2003 (which commenced on July 1, 2002) includes General Fund expenditures of $7.84 billion, which is $373 million or 5.0% higher than the $7.47 billion originally budgeted for fiscal year 2002. General Fund revenues for fiscal year 2003 are projected to be $7.84 billion.

Ratings. On May 30, 2002, Standard & Poor’s lowered the Commonwealth’s debt rating from “A” to “A-.” Standard & Poor’s stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On

December 11, 2002, Standard & Poor’s also placed its ratings and underlying ratings on the Commonwealth’s outstanding debt on Credit Watch with negative implications, reflecting concerns of its general ability to enforce appropriate accounting, fiscal and management controls.

The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

Insurance

All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the “Insured Bonds”) may be, insured or guaranteed by American Capital Access Corporation (“ACA”), Ambac Assurance Corporation (“AMBAC”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance Inc. (“FSA”), MBIA Insurance Corporation (“MBIA”), Radian Asset Assurance Inc. (“Radian”) or XL Capital Insurance Inc. (“XLCA”) (collectively, the “Insurance Companies”). Insurance policies generally make payments only according to a bond’s original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor’s or another acceptable national rating service. Standard & Poor’s has assigned an A claims-paying ability to ACA and an AA claims-paying ability to Radian. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non- cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See “Taxes” herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation’s alternative minimum tax.

In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons’ outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

As of the date of this prospectus, legislation passed in 2001 will phase in lower personal income tax rates under federal law over the next several years. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludable from federal gross income when received by the Trusts will be excludable from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludable from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the

Reinvestment Programs, described under “Reinvestment Programs” in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust’s tax basis (and the Holder’s tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust’s basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder’s per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond’s face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder’s tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder’s income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

Gain or loss realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain or loss will be capital gain or loss, assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder’s tax basis is otherwise a tax-free return of capital.

A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 38.6%. These rates are scheduled to be gradually reduced through 2006 under legislation passed in 2001. Holders in the 10% or 15% tax bracket for ordinary income may be subject to a reduced rate of long-term capital gains tax on capital gains realized with respect to Units and Bonds held for more than five years. Holders in tax brackets higher than 15% for ordinary income may qualify for this reduced rate in the year 2006. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder’s taxable income or gain for any year may exceed its actual cash distributions in that year.

If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series, the Trust’s pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however, bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose “modified adjusted gross income” combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual’s income exceeds this base amount.

Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

The Trustee’s, Evaluator’s and Sponsor’s fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

The Evaluator’s fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

The Sponsor’s fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax

Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trusts’ registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update Trusts’ registration statements will not exceed the costs incurred by the Sponsors.

The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit a sales charge equal to 4.00% of the Public Offering Price (4.167% of the aggregate bid price of the Bonds per Unit) for the Intermediate Term Trust and the National Trust (Intermediate/Long Series) and 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit) for the Florida and New Jersey Trusts. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

During the initial public offering period, the sales charge and dealer concession for the Intermediate Term Trust and the National Trust (Intermediate/Long Series) will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	3.70%	3.842%	$26.00
100-249	3.25%	3.359%	$25.00
250-499	3.00%	3.093%	$22.00
500-999	2.50%	2.564%	$18.00
1,000 or more	2.00%	2.041%	$13.00

During the initial public offering period, the sales charge and dealer concession for the Florida and New Jersey Trusts will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	4.70%	4.932%	$33.00
100-249	4.25%	4.439%	$32.00
250-499	4.00%	4.167%	$30.00
500-999	3.50%	3.627%	$25.00
1,000 or more	3.00%	3.093%	$20.00

The holders of units of any unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of $25 per Unit. See “Exchange Option” herein.

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .50%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .50%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds

† The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term “business day,” as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as  1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

It is the Sponsor’s intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale in the state for which the Trust is named. The Sponsor also may qualify Units of a State Trust for sale in other states. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under “Public Offering—Offering Price.” The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

Market for Units

While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the “Exchange Trust”) available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per Unit. The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed charge of $25 per Unit. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder’s Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,715 ($2,640 for the Units and $75 for the sales charge) and would receive the remainder of his proceeds ($345) in cash. The Holder, at his option, could also decide to add $560 ($535 for the Unit and $25 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program’s Sponsor.

Sponsor’s and Underwriters’ Profits

The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter’s commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor’s businesses to the extent permitted by applicable regulations.

In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

RIGHTS OF HOLDERS

Certificates

Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a

Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by JPMorgan Chase Bank pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal

Account such amounts as may be necessary to cover redemption of Units by the Trustee.

The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor’s purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245, upon payment of any relevant tax.

At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit’s pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

Citigroup Global Markets Inc. (“Citigroup Global Markets”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Citigroup Global Markets, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Citigroup Global Markets is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup Global Markets or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Citigroup Global Markets also sponsors all Series of Corporate Securities Trust, Equity Focus Trusts, The Uncommon Values Trust and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Assets Funds.

Limitations on Liability

The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

The Trustee is JPMorgan Chase Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017, and its unit investment trust office at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon- clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under “Summary of Essential Information.” In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Auditors

The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS†

All ratings shown under Part A, “Portfolio of Securities,” except those identified otherwise, are by Standard & Poor’s.

Standard & Poor’s

A Standard & Poor’s corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

† As described by the rating agencies.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Conditional rating(s), indicated by “Con” are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody’s

A brief description of the applicable Moody’s rating symbols and their meanings is as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers “1,” “2,” or “3.” The numerical modifier “1” indicates that the security ranks at the high end, “2” in the mid-range, and “3” nearer the low end of the generic category. These modifiers of rating symbols “Aa,” “A” and “Baa” are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch Ratings

A brief description of the applicable Fitch Ratings’ rating symbols and their meanings is as follows:

AAA—These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—These bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A—These bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—These bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

A “+” or a “–” sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2003 taxable year. These rates are subject to change and lower rates are scheduled to be phased in through 2006. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2003 Tax Year

Taxable Income Bracket			Tax Exempt Yield
Joint Return	Single Return	Federal Tax Bracket	Effective Federal Tax Rate
				4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
			Taxable Equivalent Yield

$ 0- 12,000	$ 0- 6,000	10.00%	10.00%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$ 12,001- 47,450	$ 6,001- 28,400	15.00	15.00	4.71	5.29	5.88	6.47	7.06	7.65
$ 47,451-114,650	$ 28,401- 68,800	27.00	27.00	5.48	6.16	6.85	7.53	8.22	8.90
$114,651-139,500	$ 68,801-139,500	30.00	30.00	5.71	6.43	7.14	7.86	8.57	9.29
$139,501-174,700	$139,501-143,500	30.00	30.90	5.79	6.51	7.24	7.96	8.68	9.41
$174,701-311,950	$143,501-311,950	35.00	36.05	6.25	7.04	7.82	8.60	9.38	10.16
Over $311,950	Over $311,950	38.60	39.76	6.64	7.47	8.30	9.13	9.96	10.79

Note: This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS—Part C:

Note: Part C of this Prospectus may not be

distributed unless accompanied by Parts A and B.

TAX EXEMPT SECURITIES TRUST—THE STATE TRUSTS

Potential purchasers of the Units of a State Trust should consider the fact that the Trust’s Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

Florida Trust

Risk Factors—

Population

In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2002, ranks fourth with an estimated population of 16.62 million.

•	The U.S. average population increase from 1990 to 2000 was about 1.0% annually, while Florida’s average increase was about 1.8% annually.

•	From 1990 to 2000, 86% of Florida’s population growth was due to more people moving into Florida than moved out. The remaining 14% was due to the excess of births over deaths.

•	Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

•	The working age population (18-64), which grew by approximately 24% from 1990 to 2000, represented 59.6% of Florida’s total population in 2000. This share is expected to increase 20% in the next decade.

•	The percentage of Florida residents aged 65 and older increased by 18.6% between 1990 and 2000 and is projected to increase by another 22.2% between 2000 and 2010.

Income

•	Personal income in Florida has been growing steadily the last decade.

•	Florida’s real income per person has tracked closely with the U.S. average and has tracked above the southeast.

•	Since 1992, however, Florida’s real income per person has been consistently slightly below that of the U.S.

Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income, and, therefore, act as a stabilizing force in weak economic periods.

The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida’s personal income is systematically underestimated. Contributions by employers to employees’ pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

•	Florida has no personal income tax.

•	Florida’s real income per person in 2001 was $28,947.

•	The U.S. average real income per person in 2001 was slightly higher at $30,472.

•	Real income per person in the southeast United States in 2001 was slightly lower at $27,246.

•	Florida real income per person increased 4.3% from 2000 to 2001, and total Florida personal income increased 6.5% from 2000 to 2001.

•	While Florida has historically outperformed the nation in terms of employment and income growth, the September 11 terrorist attacks have significantly changed Florida’s economic outlook. Wage and salary growth are expected to decline over the years following the terrorist attacks. Although wages and salaries increased 9.2% in the fiscal year ended June 30, 2001, total wages and salaries were projected to grow only 6.1% in the fiscal year ended June 30, 2002[1] and 5.1% in the fiscal year ending June 30, 2003. Wage and salary growth is expected to recover in the fiscal year ending June 30, 2004.

Employment

•	Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 23.7% and the number of employed persons in Florida increased approximately 20.2%.

•	Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

•	In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

In 2001, services constituted 37.6% and wholesale and retail trade constituted 24.6% of Florida’s total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

•	From 1990 to 1994, Florida’s unemployment rate was consistently slightly higher than that of the U.S.

•	From 1995 to 1997, Florida’s unemployment rate was generally below that of the U.S.

•	In 1998, Florida’s unemployment rate was again very slightly above that of the U.S.

•	From 1999 to 2002, Florida’s unemployment rate once again fell below the U.S. unemployment rate.

The September 11 terrorist attacks significantly affected both the nation’s and Florida’s economic

[1]	All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2002, are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of January 15, 2003.

outlook. While Florida’s economy is expected to show major declines for the fiscal year ended June 30, 2002, it is expected to improve in the fiscal year ending June 30, 2003.

•	Total non-farm employment growth in Florida weakened substantially in the last quarter of 2001 and is expected to have continued to weaken in the first quarter of 2002. Most of the decline will occur in the mining, construction, and manufacturing sectors. It is expected that non-farm employment will recover at the rate of 1.4% for the fiscal year ending June 30, 2003.

•	Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

•	The service sector is now Florida’s largest non-farm employment category.

Construction

In the past, Florida’s economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida’s economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980’s, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida’s economy continues to diversify.

While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida have slowed over the past two years.

•	There were 162,600 single and multi-family housing starts in 1999-2000. A projected loss of 22,900 housing starts is expected for the fiscal year ended June 30, 2002. A moderate increase in starts is expected to occur in the fiscal year ending June 30, 2003 as a result of lower interest rates and an overall improvement in the U.S. economy.

•	Total construction expenditures in Florida are forecasted to decrease 2.2% for the fiscal year ended June 30, 2002, and increase 1.8% for the fiscal year ending June 30, 2003.

Tourism

Tourism is one of Florida’s most important industries. Approximately 62.3 million tourists visited Florida in 2001. Florida’s tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

The September 11 terrorist attacks severely weakened Florida’s tourist industry. The closure of the nation’s airports in the week following the attacks caused travel to come to an abrupt halt. The cancellation of travel plans and the avoidance of crowded places by tourists resulted in a significant drop in the number of visitors coming to Florida.

Revenues and Expenses

Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2003, total $20,856.6 million. Of the total General Revenue plus Working Capital Funds available to Florida, $19,637.4 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Funds appropriations at $20,697 million, including $18 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ending June 30, 2002, are $159.6 million. Estimated General Revenue plus Working Capital Funds available to Florida for the fiscal year ending June 30, 2004, total $20,718.7 million, a 0.66% decrease from the fiscal year ending June 30, 2003. The $20,439.4 million in Estimated Revenues represents a decrease of 1.2% from the previous year’s Estimated Revenues.

General Revenues and Expenses

For the fiscal year ended June 30, 2001, approximately 63% of Florida’s total direct revenue to its four operating funds was derived from Florida taxes and fees, with Federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2001, were made up of the following taxes:

•	Sales and use tax — 73%

•	Corporate income tax — 7%

•	Intangible personal property tax — 3%

•	Estate tax — 4%

•	Documentary stamp tax — 2%

During the same fiscal year ended June 30, 2001, the large majority of expenditures from Florida’s General Revenue Fund were as follows:

•	Human Services — 37%

•	Education — 28%

•	General Government — 12%

Florida Sales and Use Tax

Florida’s sales and use tax (6%) currently accounts for Florida’s single largest source of tax receipts. Slightly less than 11.5% of Florida’s sales and use tax is designated for local governments. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

•	With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,952.2 million, an increase of 1.3% over the fiscal year ended June 30, 2000 collections.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Solid Waste Management Trust Fund totaled $49.5 million, an increase of 7.6% over the fiscal year ended June 30, 2000 collections.

•	For the fiscal year ended June 30, 2001, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,800.9 million, an increase of 42.5% over the fiscal year ended June 30, 2000, collections.

Alcoholic Beverage Tax

Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida’s major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction was expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ended June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida’s General Revenue Fund.

•	Receipts from the alcoholic beverage tax and liquor license fees that were credited to the

General Revenue Fund totaled $523.3 million for the fiscal year ended June 30, 2001, a decrease of 6.0% from the fiscal year ended June 30, 2000.

Corporate Income Tax

Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, corporate income tax totaled $1,344.8 million, a decrease of 4.4% from the fiscal year ended June 30, 2000.

Documentary Stamp Tax

Florida imposes a documentary stamp tax on deeds and other documents relating to realty, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. Only 7.56% of these taxes are deposited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $479.2 million, an increase of 5.6% from the fiscal year ended June 30, 2000.

Intangible Personal Property Tax

Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

•	For the fiscal year ended June 30, 2001, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $660.8 million, an increase of 14.2% from the fiscal year ended June 30, 2000.

Estate Tax

Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate’s federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2001, receipts from this tax were $767.1 million, a decrease of 1.5% over the fiscal year ended June 30, 2000.

Communications Services Tax

On October 1, 2001, a unified tax on communications services became effective. The new communications services tax replaces previous gross receipts and municipal utilities taxes and franchise fees and was designed to be revenue neutral.

Lottery

Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed to the public in prizes, for use in enhancing education, and for costs of administering the lottery.

•	Lottery ticket sales for the fiscal year ended June 30, 2001, totaled an estimated $2,297.8 million, providing education with approximately $873.1 million.

Tobacco Litigation Award to Florida

Florida’s 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $11 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children’s healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2002, the value of the Lawton Chiles Endowment Fund was approximately $1,293 million.

Debt-Balanced Budget Requirement

At the end of the fiscal year ended June 30, 2002, Florida had outstanding approximately $15,422 million in principal amount of net tax-supported debt. Since then, the State has issued approximately $1,097 million in principal amount of net tax-supported bonds.

Florida’s Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. The Governor and Chief Financial Officer are responsible for ensuring that a deficit will not occur in any state fund. After consultation with the revenue estimating conference, either the Governor or the Chief Financial Officer can determine that a deficit has occurred or will occur. If the Chief Financial Officer determines that a deficit has occurred or will occur, he reports his determination to the Governor and then to the Legislative Budget Commission for further action if the Governor does not certify the existence of a deficit within 10 days after the Chief Financial Officer’s report. The Governor is required to develop a plan of action to eliminate the budget shortfall for the executive branch and the Chief Justice of the Florida Supreme Court is required to develop a plan of action to eliminate the budget shortfall for the judicial branch within 30 days after the determination that a deficit exits. If the budget shortfall is less than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then such deficits are resolved for the executive branch by the Legislative Budget Commission and for the judicial branch by the Chief Justice of the Florida Supreme Court. If the budget shortfall is more than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year, then the budget shortfall is resolved by the legislature.

Litigation

Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida’s financial position. A brief summary of these matters follows.

Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

This is a class action suit, wherein the plaintiffs challenged the constitutionality of Florida’s Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Florida Statute §395.705 was unconstitutional and disallowed further assessments. Judgment was entered against the Agency on February 15, 2001. The Agency has appealed and filed an initial brief in July 2001. The potential refund liability could total approximately $144 million.

Savona, et al. v. Agency for Health Care Administration

The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case was settled on October 6, 2000 and final judgment on the settlement was entered on June 18, 2001. A total of $98 million will be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State’s share is 45 percent of the $98 million. The Florida Legislature appropriated $32 million in the 2001-2002 budget for the first installment of the settlement, which was paid on July 27, 2001.

State Contracting and Engineering Corp. v. Florida Department of Transportation, et. al.

State Contracting and Engineering Corp. (SCEC) holds a patent on a Value Engineering Change Proposal (VECP). SCEC claims that the Department of Transportation owes SCEC royalties and compensation for other damages involving the Department’s use of the VECP design. The case is scheduled for trial on January 28, 2002. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

Riscorp Insurance Company, et. al. v. Florida Department of Labor and Employment Security and Mary B. Hooks consolidated with Florida Hospitality Mutual Insurance Company v. Department of Labor and Employment Security

The Department of Labor and Employment Security collects assessments on “net premiums collected” and “net premiums written” from carriers of workers’ compensation insurance and by self-insurers in Florida. The plaintiffs seek refunds of assessments paid from 1995-1998 of approximately $35 million. On December 27, 2001, the Circuit Court granted plaintiffs’ motion for a partial final summary judgment, ruling that the plaintiffs were entitled to deduct ceded premiums from their premium base in calculating assessments paid for years 1995-1998. A trial on liability is scheduled for March 2002 and a separate trial on damages is scheduled for July 2002.

U.S. Environmental Protection Agency v. Florida Department of Transportation

The Department of Transportation contends that it does not hold title to contaminated land. The U.S. EPA is conducting environmental test on the land and has asserted a cost recovery claim against the Department of approximately $25.6 million. The Department’s Motion for Declaratory Judgment with respect to the Department’s ownership of the land was denied and upheld on appeal. The EPA is preparing an Amended Record of Decision. On October 5, 2001, a tolling agreement was signed extending the time to sue until May 2002.

Sarnoff v. Department of Highway Safety and Motor Vehicles

Plaintiffs challenge the constitutionality of Section 325.214(2) of the Florida Statutes, which imposes a $10 fee on the emissions inspections of automobiles in 7 of Florida’s 67 counties. The trial court’s class certification order was reversed on December 29, 2000 and a rehearing was denied on February 2, 2001. Plaintiffs have invoked the discretionary review of the Florida Supreme Court and the oral argument was heard on November 7, 2001. The amount of potential loss to the State is estimated to be between $96 million and $106 million.

Paul K. Mateo, et al., v. Florida Department of Revenue

This is a class action suit challenging the constitutionality of the surcharge imposed pursuant to Section 212.0606 Florida Statutes, and seeking a tax refund of sales taxes paid on the lease of motor vehicles that included that certain $2.00 surcharge. The Plaintiff’s Complaint and subsequent Amended Complaint were dismissed in the trial court, the latter with prejudice. The Plaintiff has timely appealed the trial court’s dismissal. Potential loss to the State may be in excess of $25 million.

Transitions Optical, Inc. v. Florida Department of Revenue

This is a class action suit challenging the imposition of ad valorem county taxes on computer software, and seeking a tax refund of all such ad valorem taxes previously paid. On August 25, 2000, the trial court granted Plaintiff’s Motion for Clarification and for Reconsideration and Rehearing and Dismissing Complaint with Prejudice. The Plaintiff timely appealed the trial court’s dismissal on September 18, 2000. Pepperidge Farm is a co-Plaintiff in this case and has a concurrent case in Polk County, which is currently in the discovery phase. Potential loss to the State may be in excess of $25 million.

Rendon v. Florida Department of Transportation

The Plaintiffs seek a declaratory judgment that the surtax charged for a disabled parking permit is illegal and violates the Americans with Disabilities Act of 1990. On November 14, 2001, the trial court granted plaintiffs’ motion for summary judgment. On December 18, 2001 the trial court heard the State’s Motion for Rehearing, Reconsideration, and Clarification Regarding Appropriateness of Remedy and Scope of Relief and the plaintiff’s Motion for Contempt and Sanctions. The court has not yet made its decision. The estimated loss to the State could be in excess of $25 million.

Deficit Fund Equity

The Special Disability Trust Fund has a deficit fund balance of approximately $1.4 billion. This deficit is the result of claims expense over net assessment revenue.

The St. Lucie County Expressway Authority has a deficit fund balance of approximately $2.9 million primarily as a result of a prior period adjustment to recognize obligations payable to the Department of Transportation for advances to the Authority for operations and current year advances.

The Tobacco Settlement Trust Fund has a deficit balance of approximately $23 million. This deficit is the result of Medicaid program costs in excess of receipts. Tobacco settlement receipts from the tobacco industry scheduled for December 2001 will eliminate this deficit.

Bond Ratings

Florida maintains a bond rating of Aa2, AA+, and AA from Moody’s Investors Service, Standard & Poors Corporation, and Fitch, Inc., respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

Information

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

September 11, 2001

The September 11 terrorist attacks substantially changed Florida’s economic outlook. While Florida has historically outperformed the nation in terms of employment and income growth due to its favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services, the terrorist attacks have severely weakened Florida’s economic strength. Although U.S. economic fundamentals remain strong, the war on terrorism heightens economic volatility and risk. Further attacks could erode consumer confidence and drive the economy into a more prolonged and deeper recession.

Florida Taxes—

In the opinion of Carlton Fields, Tampa, Florida, special counsel on Florida tax matters, under existing law:

The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

Non-Corporate Holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than “non-business income” as defined by Chapter 220.

Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

Neither the Florida Trust nor the Units will be subject to Florida intangible personal property tax.

New Jersey Trust

Risk Factors—The following represents special considerations regarding investment in New Jersey municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is based on information drawn from Official Statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of New Jersey or local government finances generally, will not adversely affect the market value of New Jersey municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Weaker than expected growth for both the national and international economies could adversely impact New Jersey. This would result in slower employment and income growth than projected.

During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.4% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries with particularly strong growth in financial services (6,600 jobs), health services (7,900 jobs) and engineering and management services (7,100 jobs). The average annual growth in retail trade was 2,300 jobs; however, wholesale trade lost over 6,000 jobs. The government sector grew by a 2% average annual rate last year.

Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

With the weakening in the labor market conditions, New Jersey’s personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State’s economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durable goods in the State.

In 2001, home building decreased from the 12-year high level of 2000. Housing starts were at an annual rate of approximately 29,000 units, down 16% from the 2000 rate of 34,000 units. Sales of existing homes continued to slide, consistent with the prior year. New vehicle registrations remained above the 600,000 level; however, the growth rate of registrations fell to –3.5% in 2001, which is significantly below the record growth rates of 1999 and 2000. Auto sales and registrations occurred at an exceptional rate in October and November 2001 due primarily to promotional financing.

New Jersey’s unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, declined to 5.3% in August 2002. Although current growth in the job market is still weak, New Jersey’s employment level continues to remain above the 4 million mark.

Economic forecasts as of June 2002 for the national and State economies project a weaker performance in 2002 than was anticipated at the beginning of the fiscal year. The economic recovery is expected to remain uneven over the near term, but to continue in view of growth in productivity and low interest rates.

New Jersey’s economy is expected to follow the national trend in 2002 and 2003. Employment growth is projected to remain flat in 2002 but grow moderately at 1%+ in 2003. Personal income growth in New Jersey is expected to dip to around 3% in 2002 and then pick up close to 5% in 2003. Housing starts are expected to ease to around 26,000+ units during the next two years, substantially below the 34,000+ units reached in 2000. New vehicle registrations are projected to moderate from the near record set in 2000 but remain close to 600,000 units in 2002 and increase above that level in 2003. Inflation is expected to remain modest, below 3% in 2002 and 2003. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and governmental fiscal stimulus policies, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

There are additional risks to the State’s forecast resulting from the uncertainties in the U.S. economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

Pursuant to Article VII, Section II, par. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director may hold hearings, open to the public, during the months of October, November and December and reviews the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

The Governor’s budget message (the “Governor’s Budget Message”) is transmitted on or before the third Tuesday following the first meeting of the State Legislature in each year, except in the year when a Governor is inaugurated, when it must be transmitted on or before February 15. However, P.L. 2002, c.1 extended to March 26, 2002, the date by which the Governor’s Fiscal Year 2003 Budget Message was to be transmitted to the State Legislature. The Governor’s Budget Message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). After a process of legislative committee review (including testimony from the State Treasurer), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an annual Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

In addition to the Constitutional and statutory provisions concerning budget making, the State budget process during the past two decades has evolved into a strategic planning process in which the budget is related directly to the program objectives of governmental activities, and the costs and benefits of the programs of each agency are justified at various alternative funding levels. Certain revenue sources are constitutionally dedicated for specific purposes and therefore may be appropriated only for such purposes.

State Aid to Local Governments is the largest portion of Fiscal Year 2003 appropriations. In Fiscal Year 2003, $9,332.5 million of the State’s proposed appropriations consist of funds which are distributed to municipalities, counties and school districts. The largest recommended State Aid appropriation, in the amount of $7,620.8 million, is provided for local elementary and secondary education programs. Of this amount, $3,080.3 million is for core curriculum standards; $330.6 million is for early childhood aid; $512.7 million is Abbott v. Burke Parity Remedy aid; $303.2 million is for pupil transportation aid; $911.4 million is for special education; $96.9 million is for nonpublic school aid; and $137.9 million is for debt service on school bonds. Other significant amounts are $251.8 million for supplemental core curriculum standards aid and $199.5 million for demonstrably effective program aid. A total of $448.1 million is provided in supplemental aid to Abbott districts for whole school reforms, preschool and other required programs. In addition, $977.6 million is appropriated on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs.

Recommended appropriations to the State Department of Community Affairs (“DCA”) total $985.6 million in State Aid monies for Fiscal Year 2003. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $835.2 million. In addition, there is $16.7 million recommended for housing programs, $34.8 million for the municipal block grant program, and $30.5 million for extraordinary aid.

Appropriations recommended for the State Department of the Treasury total $323.9 million in State Aid monies for Fiscal Year 2003. The principal programs funded by these appropriations are aid to county colleges ($181.3 million) and the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($95.7 million), $54.0 million for debt service for county investments in solid waste management facilities. Also, $6.9 million is recommended for school renovations and construction funded by a portion of the increased cigarette tax ($50.0 million), lottery proceeds ($62.0 million), Tobacco Settlement Funds ($65.5 million), and earnings on the Fund for Free Public Schools ($4.5 million).

The second largest portion of appropriations in Fiscal Year 2003 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law, or for provision of services on behalf of the State. The amount recommended in Fiscal Year 2003 for grants-in-aid is $7,506.3 million.

$3,200.9 million is recommended for programs administered by the State Department of Human Services. Of that amount, $1,846.6 million is for medical services provided under the Medicaid program, $417.2 million is for community programs for the developmentally disabled, $233.7 million is for community programs for the mentally ill, $261.3 million is for grant programs administered by the Division of Youth and Family Services, and $289.2 million is for welfare reform and homeless services.

$810.1 million is recommended for programs administered by the Department of Health and Senior Services. Of that amount, $285.8 million is for medical services for the aged, $327.6 million is for pharmaceutical assistance to the aged and disabled, $25.2 million is for hospital charity care and KidCare, $45.8 million is for the Lifeline Program; $51.3 million is for addiction and AIDS Services, and $28.6 million is for other programs for the aged (e.g., ElderCare).

$1,350.8 million is recommended for the Department of the Treasury. Included in this amount are the Homestead Rebate program ($514.3 million), NJ Saver ($679.1 million), which provides property tax relief to homeowners and renters, the senior and disabled citizen property tax freeze ($18.0 million), and the New Jersey Commission on Science and Technology ($13.9 million).

$26.0 million is recommended for the State Department of Transportation for bus and railroad subsidies.

$868.8 million is recommended for State colleges and universities. Other higher education appropriations are $333.1 million for various grant programs including $226.3 million for student financial assistance, $24.5 million to support independent colleges and universities, $49.5 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $17.2 million for debt service on the Higher Education Capital Improvement Program.

$81.9 million is recommended for the Department of Corrections. The largest items of appropriation in this Department are $29.0 million for payments to county penal facilities to house State inmates and $51.3 million for the purchase of community services.

$631.4 million is recommended for programs administered by the Department of Human Services. Of that amount, $466.8 million is appropriated for mental health and developmentally disabled programs, including the operation of six psychiatric institutions ($230.1 million) and seven developmental centers ($200.0 million).

$25.7 million is recommended for administration of the Medicaid program; $34.6 million for administration of the various income maintenance programs, including Work First New Jersey; and $67.6 million for the Division of Youth and Family Services, which protects the children of the State from abuse and neglect.

$60.2 million is recommended for the Department of Labor for the administration of programs for workers compensation, unemployment and temporary disability insurance, manpower development and health safety inspection.

$99.5 million is recommended for the Department of Health and Senior Services for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, the uncompensated care program and senior services programs. $30.0 million is appropriated for anti-smoking programs to be funded from monies anticipated to be received from the settlement of the litigation with the tobacco companies.

$1,223.5 million is recommended for the Department of Law and Public Safety ($450.6 million, including the Juvenile Justice Commission) and the Department of Corrections ($772.9 million). Among the programs funded by this recommended appropriation are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$235.5 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and the registration and regulation of motor vehicles and licensed drivers.

$211.1 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife, and shellfish resources and for the provision of outdoor recreational facilities.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal and interest payments and any redemption premium payments, required to fully pay the bonds. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

The appropriation for debt service obligation on outstanding projected indebtedness is $470.7 million for Fiscal Year 2003.

In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 2003, the amount appropriated for this purpose is $1,022.0 million. $745.0 million is for transportation projects and debt service and is being credited to the Transportation Trust Fund Account of the General Fund. $98.0 million is for open space preservation, $43.5 million is for hazardous substance remediation and underground tank remediation ($41.5 million in the Department of Environmental Protection and $2.0 million in inter-departmental accounts) and $25.0 million is for shore protection.

All appropriations for such capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

New Jersey Taxes—

In the opinion of Messrs. Drinker Biddle & Reath LLP, special New Jersey counsel on New Jersey tax matters, under existing law:

The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New Jersey Trust for purposes of the New Jersey Gross Income Tax Act, and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption, or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey Gross Income Tax Act (P.L. 1976 c. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax Act.

Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.

TAX FREE VS. TAXABLE INCOME

The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. These tables reflect projected federal income tax rates and tax brackets for the 2003 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and lower federal income tax rates are scheduled to be phased in over the next several years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of Florida and filing a Joint Return with $53,000 in taxable income for the 2003 tax year would need a taxable investment yielding 6.85% in order to equal a tax-free return of 5.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

STATE OF FLORIDA

2003 Tax Year

			TAX EXEMPT YIELD
Taxable Income Bracket			4.00%	4.50%	5.00%	5.50%	6.00%	6.50%
Joint Return	Single Return	Effective Federal Tax Rate	TAXABLE EQUIVALENT YIELD
$ 0 - 12,000	$ 0 - 6,000	10.00%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$ 12,001 - 47,450	$ 6,001 - 28,400	15.00	4.71	5.29	5.88	6.47	7.06	7.65
$ 47,451 - 114,650	$ 28,401 - 68,800	27.00	5.48	6.16	6.85	7.53	8.22	8.90
$114,651 - 139,500	$ 68,801 - 139,500	30.00	5.71	6.43	7.14	7.86	8.57	9.29
$139,501 - 174,700	$139,501 - 143,500	30.90	5.79	6.51	7.24	7.96	8.68	9.41
$174,701 - 311,950	$143,501 - 311,950	36.05	6.25	7.04	7.82	8.60	9.38	10.16
Over $311,950	Over $311,950	39.76	6.64	7.47	8.30	9.13	9.96	10.79

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI) less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.
5	Florida does not impose a state personal income tax.

STATE OF NEW JERSEY

2003 Tax Year

Taxable	Approx. Combined Federal & State Tax Rate	TAX EXEMPT YIELD
Income Bracket		4.00%	4.50%	5.00%	5.50%	6.00%	6.50%

		TAXABLE EQUIVALENT YIELD
		JOINT RETURN
$ 0 - 12,000	11.26%	4.51%	5.07%	5.63%	6.20%	6.76%	7.32%
$ 12,001 - 20,000	16.19	4.77	5.37	5.97	6.56	7.16	7.76
$ 20,001 - 47,450	16.49	4.79	5.39	5.99	6.59	7.18	7.78
$ 47,451 - 50,000	28.28	5.58	6.27	6.97	7.67	8.37	9.06
$ 50,001 - 70,000	28.79	5.62	6.32	7.02	7.72	8.43	9.13
$ 70,001 - 80,000	29.56	5.68	6.39	7.10	7.81	8.52	9.23
$ 80,001 - 114,650	31.03	5.80	6.52	7.25	7.97	8.70	9.42
$114,651 - 139,500	33.87	6.05	6.80	7.56	8.32	9.07	9.83
$139,501 - 150,000	34.72	6.13	6.89	7.66	8.43	9.19	9.96
$150,001 - 174,700	35.30	6.18	6.96	7.73	8.50	9.27	10.05
$174,701 - 311,950	40.12	6.68	7.52	8.35	9.19	10.02	10.86
Over $311,950	43.60	7.09	7.98	8.86	9.75	10.64	11.52

		SINGLE RETURN
$ 0 - 6,000	11.26%	4.51%	5.07%	5.63%	6.20%	6.76%	7.32%
$ 6,001 - 20,000	16.19	4.77	5.37	5.97	6.56	7.16	7.76
$ 20,001 - 28,400	16.49	4.79	5.39	5.99	6.59	7.18	7.78
$ 28,401 - 35,000	28.28	5.58	6.27	6.97	7.67	8.37	9.06
$ 35,001 - 40,000	29.56	5.68	6.39	7.10	7.81	8.52	9.23
$ 40,001 - 68,800	31.03	5.80	6.52	7.25	7.97	8.70	9.42
$ 68,801 - 75,000	33.87	6.05	6.80	7.56	8.32	9.07	9.83
$ 75,001 - 139,500	34.46	6.10	6.87	7.63	8.39	9.15	9.92
$139,501 - 143,500	35.30	6.18	6.96	7.73	8.50	9.27	10.05
$143,501 - 311,950	40.12	6.68	7.52	8.35	9.19	10.02	10.86
Over $311,950	43.60	7.09	7.98	8.86	9.75	10.64	11.52

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $139,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $209,250 for married taxpayers filing a joint tax return and $139,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

TAX EXEMPT

SECURITIES TRUST

        11,500 Units            Dated May 1, 2003

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-103514, 333-103727, 333-103521 and 333-104198) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

Index		Sponsor:
Investment Summary	A-2

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(212) 816-6000

Trustee:

JPMorgan Chase Bank

4 Chase MetroTech Center

3rd Floor

Brooklyn, New York 11245

(800) 354-6565

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Summary of Essential Information	A-8
Portfolio Summary as of Date of Deposit	A-11
Independent Auditors’ Report	A-14
Statements of Financial Condition	A-15
Portfolios	A-17
Notes to Portfolios of Securities	A-24
Tax Exempt Securities Trust	B-1
Risk Factors	B-2
Taxes	B-10
Expenses and Charges	B-14
Public Offering	B-15
Rights of Holders	B-19
Sponsor	B-23
Trustee	B-24
Evaluator	B-25
Amendment and Termination of the Trust Agreement	B-25
Miscellaneous	B-26
Bond Ratings	B-26
Federal Tax Free vs. Taxable Income	B-29
The State Trusts	C-1
Tax Free vs. Taxable Income	C-15

No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

© 2003 Citigroup Global Markets Inc. Member NASD/SIPC. Smith Barney is a division and service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

UT6918 (05/03)